Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2800

KEMET REPORTS PRELIMINARY FISCAL 2015 FIRST QUARTER RESULTS

Greenville, South Carolina (July 24, 2014) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for our first quarter ended June 30, 2014. Results included in this earnings release have been adjusted to reflect discontinued operations as the Film and Electrolytic Business group completed the sale of its machinery division on April 30, 2014.

Net sales of $212.9 million for the quarter ended June 30, 2014 increased 5.4% compared to net sales of $202.1 million for the quarter ended June 30, 2013. The U.S. GAAP net loss from continuing operations was $10.5 million, or $0.23 loss per basic and diluted share for the quarter ended June 30, 2014, compared to a net loss from continuing operations of $33.6 million or $0.75 loss per basic and diluted share for the quarter ended June 30, 2013.

Non-U.S. GAAP Adjusted net loss improved to $1.9 million or $0.04 loss per basic and diluted share for the quarter ended June 30, 2014, compared to a non-U.S. GAAP Adjusted net loss of $15.5 million or $0.35 loss per basic and diluted share for the period ended June 30, 2013.

“We were pleased that the financial results for the quarter were consistent with our expectations. Our operating margins continued to improve even though revenue, in line with our forecast, declined slightly from the prior quarter,” stated Per Loof, KEMET’s Chief Executive Officer. “Margins remain our primary focus now that the majority of our restructuring efforts have concluded and we expect to see noteworthy improvement in our operating margins next quarter with continued improvement each quarter throughout this fiscal year driven by our prior cost reduction actions,” continued Loof.

The net loss for the quarters ended June 30, 2014 and 2013 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning October 1, 2014, we will observe a quiet period during which the information provided in this news release and quarterly report on Form 10-Q will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investment in NEC TOKIN expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended June 30,
	2014	2013
Net sales	$212,881	$202,057
Operating costs and expenses:
Cost of sales	179,924	183,513
Selling, general and administrative expenses	24,779	26,080
Research and development	6,589	6,066
Restructuring charges	1,830	4,610
Net loss on sales and disposals of assets	365	—
Total operating costs and expenses	213,487	220,269
Operating loss	(606)	(18,212)
Non-operating (income) expense:
Interest income	(3)	(164)
Interest expense	10,456	10,034
Other (income) expense, net	(3,533)	355
Loss from continuing operations before income taxes and equity loss from NEC TOKIN	(7,526)	(28,437)
Income tax expense	1,282	1,816
Loss from continuing operations before equity loss from NEC TOKIN	(8,808)	(30,253)
Equity loss from NEC TOKIN	(1,675)	(3,377)
Loss from continuing operations	(10,483)	(33,630)
Income (loss) from discontinued operations, net of income tax expense (benefit) of $918 and $(236), respectively	6,943	(1,510)
Net loss	$(3,540)	$(35,140)
Net income (loss) per basic share:
Loss from continuing operations	$(0.23)	$(0.75)
Income (loss) from discontinued operations	$0.15	$(0.03)
Net loss	$(0.08)	$(0.78)

Net income (loss) per diluted share:
Loss from continuing operations	$(0.23)	$(0.75)
Income (loss) from discontinued operations	$0.15	$(0.03)
Net loss	$(0.08)	$(0.78)

Weighted-average shares outstanding:
Basic	45,274	45,022
Diluted	45,274	45,022

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(Amounts in thousands, except per share data)

	June 30, 2014	March 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$58,422	$57,929
Accounts receivable, net	100,551	98,947
Inventories, net	189,405	187,974
Prepaid expenses and other	41,886	36,871
Deferred income taxes	6,664	6,695
Current assets of discontinued operations	—	12,160
Total current assets	396,928	400,576
Property, plant and equipment, net of accumulated depreciation of $810,224 and $805,687 as of June 30, 2014 and March 31, 2014, respectively	290,572	292,648
Goodwill	35,584	35,584
Intangible assets, net	36,567	37,184
Investment in NEC TOKIN	45,235	46,419
Restricted cash	13,210	13,512
Deferred income taxes	6,659	6,778
Other assets	13,888	10,130
Noncurrent assets of discontinued operations	—	836
Total assets	$838,643	$843,667
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$19,910	$7,297
Accounts payable	83,623	74,818
Accrued expenses	70,372	76,468
Income taxes payable and deferred income taxes	612	980
Current liabilities of discontinued operations	—	7,269
Total current liabilities	174,517	166,832
Long-term debt, less current portion	383,927	391,292
Other non-current obligations	55,978	55,864
Deferred income taxes	5,970	5,203
Noncurrent liabilities of discontinued operations	—	2,592
Stockholders’ equity:
Preferred stock, par value $0.10, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at June 30, 2014 and March 31, 2014	465	465
Additional paid-in capital	461,216	465,027
Retained deficit	(235,278)	(231,738)
Accumulated other comprehensive income	17,583	18,184
Treasury stock, at cost (1,140 and 1,301 shares at June 30, 2014 and March 31, 2014, respectively)	(25,735)	(30,054)
Total stockholders’ equity	218,251	221,884
Total liabilities and stockholders’ equity	$838,643	$843,667

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Three Month Periods Ended June 30,
	2014	2013
Net loss	$(3,540)	$(35,140)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Gain on sale of discontinued operations	(7,374)	—
Net cash provided by operating activities of discontinued operations	(905)	(2,845)
Depreciation and amortization	10,797	13,639
Equity loss from NEC TOKIN	1,675	3,377
Amortization of debt discount and debt issuance costs	665	1,014
Stock-based compensation expense	994	969
Long-term receivable write down	59	1,444
Change in value of NEC TOKIN options	(4,100)	—
Net (gain) loss on sales and disposals of assets	365	—
Pension and other post-retirement benefits	8	(42)
Change in deferred income taxes	156	(241)
Change in operating assets	(6,887)	(12,108)
Change in operating liabilities	(1,160)	2,613
Other	(1,085)	(311)
Net cash used in operating activities	(10,332)	(27,631)
Investing activities:
Capital expenditures	(5,182)	(15,481)
Proceeds from sale of assets	632	—
Change in restricted cash	303	1,591
Proceeds from sale of discontinued operations	10,125	—
Net cash provided by (used in) investing activities	5,878	(13,890)
Financing activities:
Proceeds from revolving line of credit	7,500	—
Deferred acquisition payments	(296)	(1,204)
Payments of long-term debt	(2,205)	(306)
Proceeds from exercise of stock options	11	19
Net cash provided by (used in) financing activities	5,010	(1,491)
Net increase (decrease) in cash and cash equivalents	556	(43,012)
Effect of foreign currency fluctuations on cash	(63)	189
Cash and cash equivalents at beginning of fiscal period	57,929	95,978
Cash and cash equivalents at end of fiscal period	$58,422	$53,155

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including "Adjusted gross margin", “Adjusted net loss”, “Adjusted net loss per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted gross margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP Adjusted gross margin (amounts in thousands):

	Quarters Ended
	June 30, 2014	March 31, 2014	June 30, 2013
	(Unaudited)
Net sales	$212,881	$215,821	$202,057
Gross margin	32,957	33,619	18,544
Non-U.S. GAAP-adjustments:
Plant start-up costs	1,647	669	1,132
Stock-based compensation expense	346	186	315
Plant shut-down costs	889	2,668	—
Infrastructure tax	—	1,079	—
Inventory revaluation	2,676	—	—
Inventory write down	—	—	3,886
Adjusted gross margin	$38,515	$38,221	$23,877
	18.1%	17.7%	11.8%

Adjusted Operating Income

Adjusted operating income (loss) represents operating income, excluding adjustments which are outlined in the quantitative reconciliation provided above. We use Adjusted operating income (loss) to facilitate our analysis and understanding of our business operations and believe that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to understand our underlying operating performance. Adjusted operating loss should not be considered as an alternative to operating income or any other performance measure derived in accordance with U.S. GAAP.

Adjusted operating income (loss) is calculated as follows (amounts in thousands):

	Quarters Ended
	June 30, 2014	March 31, 2014	June 30, 2013
	(Unaudited)
Operating loss	$(606)	$(5,207)	$(18,212)
Adjustments:
Restructuring charges	1,830	5,954	4,610
Write down long-lived assets	—	1,118	—
Stock-based compensation expense	994	579	969
ERP integration costs	895	837	978
Plant start-up costs	1,647	669	1,132
Plant shut-down costs	889	2,668	—
NEC TOKIN investment-related expenses	580	618	1,308
Infrastructure tax	—	1,079	—
Inventory write down	—	—	3,886
Net (gain) loss on sales and disposals of assets	365	(39)	—
Inventory revaluation	2,676	—	—
Adjusted operating income (loss)	$9,270	$8,276	$(5,329)

Adjusted Net Loss and Adjusted Net Loss Per Share

“Adjusted net loss” and “Adjusted net loss per share” represent net loss and net loss per share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net loss to Non-U.S. GAAP adjusted net loss:

U.S. GAAP to Non- U.S. GAAP Reconciliation

	Quarters Ended
	June 30, 2014	March 31, 2014	June 30, 2013
	(Unaudited)
U.S. GAAP
Net sales	$212,881	$215,821	$202,057
Net loss from continuing operations	(10,483)	(14,550)	(33,630)
Income (loss) from discontinued operations	6,943	103	(1,510)
Net loss	$(3,540)	$(14,447)	$(35,140)
Net loss from continuing operations - basic and diluted	$(0.23)	$(0.32)	$(0.75)
Income (loss) from discontinued operations - basic and diluted	$0.15	$—	$(0.03)
Net loss - basic and diluted	$(0.08)	$(0.32)	$(0.78)
Non-U.S. GAAP
Net loss	(3,540)	(14,447)	(35,140)
Adjustments:
Restructuring charges	1,830	5,954	4,610
Equity loss from NEC TOKIN	1,675	4,127	3,377
Inventory revaluation	2,676	—	—
Net (gain) loss on sales and disposals of assets	365	(39)	—
Write down long-lived assets	—	1,118	—
Stock-based compensation expense	994	579	969
ERP integration costs	895	837	978
Change in value of NEC TOKIN options	(4,100)	(1,777)	—
Plant start-up costs	1,647	669	1,132
Plant shut-down costs	889	2,668	—
Net foreign exchange (gain) loss	527	(449)	(577)
NEC TOKIN investment-related expenses	580	618	1,308
Infrastructure tax	—	1,079	—
Inventory write down	—	—	3,886
Long-term receivable write down	—	—	1,444
(Income) loss from discontinued operations	(6,943)	(103)	1,510
Amortization included in interest expense	665	779	1,013
Income tax effect of non-GAAP adjustments	(24)	100	(56)
Adjusted net income (loss)	$(1,864)	$1,713	$(15,546)
Adjusted net income (loss) per basic share	$(0.04)	$0.04	$(0.35)
Adjusted net income (loss) per diluted share	$(0.04)	$0.03	$(0.35)
Weighted average shares outstanding:
Basic	45,274	45,174	45,022
Diluted	45,274	52,524	45,022

(1)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA from continuing operations represents net loss from continuing operations before net interest expense, income tax expense, and depreciation and amortization expense, adjusted to exclude certain item which are outlined in the quantitative reconciliation provided below.  We use Adjusted EBITDA from continuing operations to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present Adjusted EBITDA from continuing operations as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA from continuing operations because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA from continuing operations is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at Adjusted EBITDA from continuing operations are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA from continuing operations, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of Adjusted EBITDA from continuing operations should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA from continuing operations is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our Adjusted EBITDA from continuing operations measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA from continuing operations measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA from continuing operations should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA from continuing operations only supplementally.

The following table provides a reconciliation from U.S. GAAP net loss to Adjusted EBITDA from continuing operations (amounts in thousands):

	For the Quarters Ended
(Amounts in thousands)	June 30, 2014	March 31, 2014	June 30, 2013
U.S. GAAP
Net loss	$(3,540)	$(14,447)	$(35,140)
Interest expense, net	10,453	10,658	9,870
Income tax expense (benefit)	1,282	(2,811)	1,816
Depreciation and amortization	10,797	12,175	13,639
EBITDA	18,992	5,575	(9,815)
Excluding the following items (non-GAAP):
Restructuring charges	1,830	5,954	4,610
Equity loss from NEC TOKIN	1,675	4,127	3,377
Inventory revaluation	2,676	—	—
Net (gain) loss on sales and disposals of assets	365	(39)	—
Goodwill impairment	—	—	—
Write down long-lived assets	—	1,118	—
Stock-based compensation expense	994	579	969
ERP integration costs	895	837	978
Change in value of NEC TOKIN options	(4,100)	(1,777)	—
Plant start-up costs	1,647	669	1,132
Plant shut-down costs	889	2,668	—
Net foreign exchange (gain) loss	527	(449)	(577)
NEC TOKIN investment-related expenses	580	618	1,308
Infrastructure tax	—	1,079	—
Inventory write down	—	—	3,886
Long-term receivable write down	—	—	1,444
(Income) loss from discontinued operations	(6,943)	(103)	1,510
Adjusted EBITDA	$20,027	$20,856	$8,822